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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 31, 2000


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                                WRC MEDIA INC.

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            (Exact name of registrant as specified in its charter)


          Delaware                   333-96119                 13-4066536
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)


          1 Rockefeller Plaza, 32nd Floor, New York, NY        10020
            (Address of principal executive offices)         (Zip Code)

                                    (212) 582-6700
                (Registrant's telephone number, including area code)


                                    Not Applicable
              (Former name or former address, if changed since last report)



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Item 5.           Other Events.
                  -------------

          On March 31, 2000, WRC Media Inc. reported the results for fiscal year 1999 which are set forth in the press release in the Exhibit hereto.


Item 7.           Exhibits.
                  ---------

Exhibit No.                                Exhibit
----------                                 -------

     99.1              Press release issued by WRC Media Inc. on March 31, 2000


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WRC MEDIA INC.


                                  By:  /s/ Charles L. Laurey
                                       --------------------------------
                                       Name:  Charles L. Laurey
                                       Title:    Secretary

Date:  May 1, 2000


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                               INDEX TO EXHIBITS


Exhibit No.                                 Exhibit
----------                                  -------

     99.1              Press release issued by WRC Media Inc. on March 31, 2000